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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): February 21, 2000

                               ISA INTERNATIONALE, INC
                (Exact name of registrant as specified in its charter)

                          Commission File Number: 000-27373



           Delaware                                           41-1890229
   (State or other jurisdiction                             (IRS Employer
 of incorporation or organization)                        identification No.)

                                   1601 E Highway 13
                                       Suite 100
                                 Burnsville, MN 55337

                                      612-736-0619
                            (Registrant's telephone number)


Item 4. Change in Registrant's Certifying Accountants

Pursuant to a Board of Directors Resolution, the Company has decided to change its auditors to the accounting partnership of KPMG, Minneapolis, MN.


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                                                                 Page 2 of 3


Item 4.

Pursuant to a Board of Directors Resolution, the Company has decided to change its auditors to the accounting partnership of KPMG, Minneapolis, Minnesota.

In connection with the audits of the calendar years ended December 31, 1997 and 1998, and the subsequent interim period, up to the date of dismissal, there were no disagreements between the Registrant and Stirtz Bernards Boyden Surdel & Larter regarding any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, and the firm has not advised the registrant of any reportable events.

The accountant's report on the financial statements for the previous calendar years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. The report did include an explanatory paragraph which noted that losses from operations together with other factors raised substantial doubt about its ability to continue as a going concern during the ensuing year. Management's plans in regard to these matters were described in Note 1 of the report.

Filed herewith as an Exhibit is a letter of Stirtz Bernards, et al. addressed to the Commission, stating agreement with the Registrant's response to this
Item 4.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is filed with this report: Letter from Stirtz Bernards, et al to the Commission dated February 21, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 21, 2000


ISA INTERNATIONALE INC.


/s/ Gerald F. Durand
President


KPMG
Certified Public Accountants

4200 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402
Telephone: 612-305-5000
Facsimile: 612-305-5039

February 21, 2000
Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549


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                                                                   Page 3 of 3

February 21, 2000

Letterhead of : Stirtz Bernards Boyden Surdel & Larter

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We were previously principal accountants for ISA Internationale, Inc. (ISA) and on April 9, 1999 we reported on the financial statements of ISA as of and for the two years ended December 31, 1998. On February 16, 2000, we were dismissed as principal accountants for ISA. We have read ISA's statements included under Item 4 of its Form 8-K dated February 16, 2000, and we agree with such statements.

Sincerely,



Stirtz Bernards Boyden Surdel & Larter


Edina, Minnesota
February 21, 2000